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                                                                 Exhibit 10.2
                             AMENDMENT NUMBER SEVEN
                                       TO
                                CREDIT AGREEMENT


This AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT (this "Seventh Amendment"), dated as of March 31, 1999, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement (collectively, the "Lenders"), and BT COMMERCIAL CORPORATION acting as agent for the Lenders (in such capacity "Agent"), in light of the following facts:

                                 R E C I T A L S

A. The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997, that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997, that certain Amendment Number Five to Credit Agreement, dated as of March 31, 1998, and that certain Amendment Number Six to Credit Agreement, dated as of December 3, 1998 (as amended, the "Agreement").

B. Borrower desires to purchase National Security Containers, L.L.C. for $25,500,000 (the "Acquisition") and, in conjunction with the Acquisition, desires to issue up to $8,000,000 in redeemable preferred stock (the "First Equity Issuance") to fund such Acquisition. The Borrower has informed Agent that the First Equity Issuance will not be deemed to be debt for purposes of GAAP, and therefore will not reduce the tangible net worth of Borrower.

C. Borrower further desires to increase the Revolving Credit Commitment under the Agreement to $90,000,000, and to utilize such funds to partially fund the Acquisition.

D. Borrower further desires to issue $40,000,000 in common stock in a public offering (the "Second Equity Issuance"), funds from which the Borrower intends to redeem the preferred stock issued in the First Equity Issuance and to partially pay down draws on the Revolving Credit Commitment.

E. Borrower further desires to temporarily increase the total amount of Purchase Money Liens and Leases (as such term is defined herein) which can be incurred or maintained by the Borrower pursuant to Section 8.9(d) of the Agreement to $3,250,000 from and after April 19, 1999 until Borrower receives funds pursuant to the Second Equity Issuance, at which time the total amount of Purchase Money Liens and Leases which Borrower may incur or maintain pursuant to Section 8.9(d) of the Agreement will be permanently reduced back to $1,250,000.

F. Borrower has requested that Agent and all of the Lenders approve amendment of
(i) Section 2.2(a) of the Agreement to reflect such increased Revolving Credit Commitment and (ii) Section 8.9(d) of the Agreement to reflect such temporary increase in the total amount of Purchase Money Liens and Leases.
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G. Agent and Lenders are, on the terms and conditions set forth herein, willing to amend the Agreement and grant such consents and waivers.

                                A G R E E M E N T

NOW, THEREFORE, the parties hereto agree as follows:

1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2. Amendment to Section 2.2. Section 2.2(a) of the Agreement, as amended, is hereby amended by deleting the phrase "which shall not exceed $75,000,000" from such Section and replacing it with the phrase "which shall not exceed $90,000,000".

3. Amendment to Section 8.9. Section 8.9(d) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

"(d) Indebtedness, including lease obligations, secured by purchase money liens on or respecting equipment the title to or leasehold interest in which is acquired after the date hereof, not to exceed, prior to April 19, 1999, $1,250,000 and after April 19, 1999, $3,250,000 in the aggregate (irrespective of when due) outstanding at any one time ("Purchase Money Liens and Leases") so long as each Purchase Money Lien or Lease shall attach or relate only to the property to be acquired or the acquisition cost of which is financed through leasing, a description shall have been furnished to the Agent for any item of equipment for which the purchase price (whether payable by Borrower or the lessor thereof) is greater than $50,000 and the principal amount of the debt incurred (including the principal component of lease payments) shall not exceed one hundred percent (100%) of the purchase price of the item or items of equipment, provided, however, upon the receipt by Borrower of proceeds, whether cash or otherwise, in connection with the Second Equity Issuance (as defined in Amendment Number Seven to Credit Agreement, dated March 31, 1999) Borrower's ability to incur and maintain Indebtedness pursuant to this Section 8.9(d) shall be limited to $1,250,000."

4. Amendment of Annex I. Annex I of the Agreement is hereby amended by deleting the amount of the Revolving Credit Commitment for each Lender and replacing such amounts as follows:

=========================================================================
Lender                                    Revolving Credit Commitment ($)
=========================================================================
BT Commercial Corporation                 18,000,000
-------------------------------------------------------------------------
Nationsbank, N.A.                         18,000,000
-------------------------------------------------------------------------
Deutsche Financial Services Corporation   18,000,000
-------------------------------------------------------------------------
Summit Commercial/Gibraltar Corp.         18,000,000
-------------------------------------------------------------------------
Bank One Arizona, N.A.                    18,000,000
=========================================================================


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5. Conditions Precedent. The effectiveness of this Seventh Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

a. Agent shall have received this Seventh Amendment duly executed by Borrower and Lenders;

b. Agent shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Seventh Amendment;

c. Agent shall have received payment of all fees in connection with this Seventh Amendment from Borrower;

d. Agent shall have received executed replacement revolving promissory notes for each Agent and Lenders under the Agreement in form and substance satisfactory to Agent pursuant to the amendments to the Agreement under Section 4 herein; and

e. Agent shall have received executed modifications or other necessary documents and such title insurance as Agent shall require, either by endorsement to the policy of title insurance, or by a new policy of title insurance, insuring such deed(s) of trust or mortgages and that the lien(s) created thereby continue to be first priority lien, all in form and substance satisfactory to Agent in its sole and absolute discretion, and subject to such exceptions as are approved by Agent.

6. Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Seventh Amendment.

7. Reaffirmation of the Agreement. Except as specifically amended by this Seventh Amendment, the Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.

                                    MOBILE MINI, INC.,
                                    a Delaware corporation


                                    By: _________________________________
                                             Larry Trachtenberg,
                                             Chief Financial Officer


                                             BT COMMERCIAL CORPORATION,
                                    a Delaware corporation,
                                    individually and as agent


                                    By: __________________________________

                                    Title:________________________________


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                                    NATIONSBANK, N.A.


                                    By: __________________________________

                                    Title:________________________________


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                                    DEUTSCHE FINANCIAL SERVICES CORPORATION


                                    By: ___________________________________

                                    Title:_________________________________


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                                    SUMMIT COMMERCIAL/GIBRALTER CORP.


                                    By: ___________________________________

                                    Title:_________________________________


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                                    BANK ONE ARIZONA, N.A.


                                    By: ___________________________________

                                    Title:_________________________________


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                              CONSENT OF GUARANTORS

Each of the undersigned, as a guarantor of the obligations of MOBILE MINI, INC., a Delaware corporation ("Borrower"), arising out of that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997, that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997, that certain Amendment Number Five to Credit Agreement, dated March 21, 1998, and that certain Amendment Number Six to Credit Agreement, dated December 3, 1998, (as amended, the "Agreement"), among BT Commercial Corporation, a Delaware corporation ("Agent") and the lenders party thereto ("Lenders"), on the one hand, and Borrower, on the other hand, hereby acknowledges receipt of a copy of that certain Amendment Number Seven to Credit Agreement, dated as of March 31, 1999, among Agent, Lenders and Borrower, consents to the terms contained therein, and agrees that the Continuing Guaranty executed by each of the undersigned shall remain in full force and effect as a continuing guaranty of the obligations of Borrower owing to Agent and Lenders under the Agreement.

Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Agreement, the Continuing Guaranty or any other agreement between us to so notify us or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed by its respective authorized officers as of March 31, 1999.

                                    MOBILE MINI I, INC.,
                                    an Arizona corporation


                                    By ______________________________________

                                    Title____________________________________


                                    DELIVERY DESIGN SYSTEMS, INC.,
                                    an Arizona corporation


                                    By ______________________________________

                                    Title____________________________________


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